                                                                               .
                                                                               .
                                                                               .

                                                                   EXHIBIT 10.25

                                 PROMISSORY NOTE

PRINCIPAL         LOAN DATE         MATURITY      LOAN NO    CALL          COLLATERAL      ACCOUNT            OFFICER    INITIAL
$720,000.00        05-22-2001

    References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER: CELL & MOLECULAR TECHNOLOGIES, INC. (TIN:    LENDER:   PNC BANK, NATIONAL ASSOCIATION
          223512377)                                             201 PENN AVENUE
          580 MARSHALL STREET                                    SCRANTON, PA 18503
          PHILLIPSBURG, NJ 08865

PRINCIPAL AMOUNT:  $720,000.00        INITIAL RATE:  7.500%        DATE OF NOTE:  MAY 22, 2001

PROMISE TO PAY. CELL & MOLECULAR TECHNOLOGIES, INC. ("BORROWER") PROMISES TO PAY TO PNC BANK, NATIONAL ASSOCIATION ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNTIED STALES OF AMERICA, THE PRINCIPAL AMOUNT OF SEVEN HUNDRED TWENTY THOUSAND & 00/100 DOLLARS ($720,000,00) OR SO MUCH AS MAY BE OUTSTANDING, TOGETHER WITH INTEREST ON THE UNPAID PRINCIPAL BALANCE FROM MAY 23, 2001, UNTIL PAID IN FULL.

PAYMENT. SUBJECT TO ANY PAYMENT CHANGES RESULTING FROM CHANGES IN THE INDEX, BORROWER WILL PAY THIS LOAN IN ACCORDANCE WITH THE FOLLOWING PAYMENT SCHEDULE:

         PRIOR TO MAY 22, 2002 (THE "CONVERSION DATE"), INTEREST ONLY SHALL BE DUE AND PAYABLE COMMENCING JUNE 22, 2001 AND CONTINUING ON THE SAME DAY OF EACH MONTH THEREAFTER UNTIL THE CONVERSION DATE, WITH INTEREST CALCULATED ON THE UNPAID PRINCIPAL BALANCE AT A RATE EQUAL TO THE INDEX (AS DEFINED BELOW). FROM AND AFTER THE CONVERSION DATE, PRINCIPAL AND INTEREST WILL BE PAYABLE AS FOLLOWS: (I) COMMENCING ON JUNE 22, 2002, AND CONTINUING ON THE SAME DAY OF EACH MONTH THEREAFTER TO AND INCLUDING APRIL 22, 2009, PAYMENTS OF PRINCIPAL TOGETHER WITH INTEREST CALCULATED ON THE UNPAID BALANCE OF THIS NOTE AT THE AS OFFERED INTEREST RATE (AS HEREINAFTER DEFINED) IN EFFECT ON THE CONVERSION DATE IN AN AMOUNT (THE "LEVEL PAYMENT AMOUNT") SUFFICIENT TO AMORTIZE THE OUTSTANDING PRINCIPAL BALANCE OF THIS NOTE ON THE CONVERSION DATE, ON A MORTGAGE STYLE AMORTIZATION SCHEDULE, OVER A SEVEN (7) YEAR TERM; AND
         (II) A FINAL PAYMENT ON MAY 22,2009 (THE "MATURITY DATE") EQUAL TO ALL PRINCIPAL, ACCRUED AND UNPAID INTEREST, AND OTHER CHARGES THEN UNPAID. THE "AS-OFFERED INTEREST RATE" SHALL MEAN A RATE OF INTEREST PER ANNUM, AS OFFERED BY LENDER TO THE BORROWER IN ITS SOLE DISCRETION, AS THE RATE AT WHICH LENDER WOULD ADVANCE FUNDS TO THE BORROWER FOR THE THEN REMAINING TERM OF THIS NOTE IN THE PRINCIPAL AMOUNT OF THIS NOTE THEN OUTSTANDING. THE AS-OFFERED INTEREST RATE SHALL BE AGREED TO BY THE BORROWER AND LENDER NO LATER THAN THIRTY (30) DAYS PRIOR TO THE CONVERSION DATE. IF THE BORROWER AND LENDER CANNOT AGREE UPON AN AS-OFFERED INTEREST RATE AT LEAST THIRTY (30) DAYS PRIOR TO THE CONVERSION DATE, INTEREST WILL ACCRUE ON THIS NOTE FOLLOWING THE CONVERSION DATE AT A RATE (THE "BASE RATE") EQUAL TO THE INDEX (AS DEFINED HEREIN) AND THE BASE RATE SHALL BE SUBSTITUTED FOR THE AS-OFFERED RATE IN DETERMINING THE LEVEL PAYMENT AMOUNT. IF THE LEVEL PAYMENT AMOUNT IS CALCULATED USING THE BASE RATE, SUCH LEVEL PAYMENT AMOUNT MAY BE ADJUSTED UPWARD FROM TIME TO TIME BY LENDER IN ITS DISCRETION IF: (a) BECAUSE OF CHANGES IN THE INDEX, THE LEVEL PAYMENT AMOUNT BECOMES INSUFFICIENT TO REPAY ALL ACCRUED INTEREST FOR ANY PAYMENT PERIOD; OR (b) ANY PAYMENT(S) ARE MADE BY BORROWER AFTER THEIR RESPECTIVE DUE DATE(S). OTHERWISE ANY LEVEL PAYMENT AMOUNT MAY BE ADJUSTED (UPWARD OR DOWNWARD) BY LENDER AS OF JANUARY 1ST OF EACH YEAR TO REFLECT CHANGES IN THE APPLICABLE INTEREST RATE. THE LEVEL PAYMENT AMOUNT AS ADJUSTED BY LENDER FROM TIME TO TIME SHALL, AT THE TIME OF SUCH ADJUSTMENT, BE IN AN AMOUNT SUFFICIENT TO FULLY AMORTIZE THE THEN OUTSTANDING BALANCE OF THIS NOTE BASED ON THE THEN REMAINING TERM OF THIS NOTE. THE "INDEX" SHALL MEAN THE RATE PUBLICLY ANNOUNCED BY LENDER FROM TIME TO TIME AS ITS PRIME RATE. THE PRIME RATE IS NOT TIED TO ANY EXTERNAL RATE OR INDEX AND DOES NOT NECESSARILY REFLECT THE LOWEST RATE OF INTEREST ACTUALLY CHARGED BY LENDER TO ANY PARTICULAR CLASS OR CATEGORY OF CUSTOMERS. IF AND WHEN THE PRIME RATE CHANGES, THE INDEX WILL CHANGE AUTOMATICALLY WITHOUT NOTICE TO THE BORROWER, EFFECTIVE ON THE DATE OF ANY SUCH CHANGE. UNDER NO CIRCUMSTANCES WILL THE INTEREST RATE ON THIS NOTE BE MORE THAN THE MAXIMUM RATE ALLOWED BY APPLICABLE LAW.

The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the Lender's Prime Rate (the "Index"). The index is a rate per annum as publicly announced by Lender from time to time as its Prime Rate. The Prime Rate is not tied to any external rate or index and it does not necessarily reflect the lowest rate of interest actually charged by Lender to any particular class or category of customers. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each day. THE INDEX CURRENTLY IS 7.000% PER ANNUM. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT A RATE OF 0.500 PERCENTAGE POINTS OVER THE INDEX, RESULTING IN A CURRENT RATE OF 7.500% PER ANNUM. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (a) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (b) increase Borrower's payments to cover accruing interest, (c) increase the number of Borrower's payments, and (d) continue Borrower's payments at the same amount and increase Borrower's final payment.

PREPAYMENT PENALTY. UPON PREPAYMENT OF THIS NOTE, LENDER IS ENTITLED TO THE FOLLOWING PREPAYMENT PENALTY: UPON PREPAYMENT OF THIS NOTE, LENDER IS ENTITLED TO THE FOLLOWING PREPAYMENT PENALTY: ON ANY BUSINESS DAY, UPON PAYMENT OF ALL ACCRUED UNPAID INTEREST ON THE NOTE, AND UPON FIVE (5) BUSINESS DAY'S PRIOR WRITTEN NOTICE TO LENDER, THE BORROWER MAY PREPAY ALL OR PART OF THE OUTSTANDING PRINCIPAL HEREUNDER; PROVIDED, HOWEVER, THAT IF THE PREPAYMENT IS MADE DURING THE FIXED RATE PERIOD, THE BORROWER, WHERE NOT PROHIBITED BY LAW, ALSO AGREES TO PAY LENDER AS COMPENSATION FOR THE COST OF BEING PREPARED TO ADVANCE FIXED RATE FUNDS HEREUNDER AN AMOUNT EQUAL TO THE COST OF PREPAYMENT. "COST OF PREPAYMENT" MEANS AN AMOUNT EQUAL TO THE PRESENT VALUE, IF POSITIVE, OF THE PRODUCT OF (a) THE DIFFERENCE BETWEEN (I) THE YIELD, ON THE BEGINNING DATE OF THE APPLICABLE INTEREST PERIOD, OF A U.S. TREASURY OBLIGATION WITH A MATURITY SIMILAR TO THE APPLICABLE INTEREST PERIOD MINUS (II) THE YIELD ON THE PREPAYMENT DATE, OF A U.S. TREASURY OBLIGATION WITH A MATURITY SIMILAR TO THE REMAINING MATURITY OF THE APPLICABLE INTEREST PERIOD, AND (b) THE PRINCIPAL AMOUNT TO BE PREPAID, AND
(c) THE NUMBER OF YEARS, INCLUDING FRACTIONAL YEARS, FROM THE PREPAYMENT DATE TO THE END OF THE APPLICABLE INTEREST PERIOD. THE YIELD ON ANY U.S. TREASURY OBLIGATION SHALL BE DETERMINED BY REFERENCE TO FEDERAL RESERVE STATISTICAL RELEASE H.15 (519) "SELECTED INTEREST RATES". FOR PURPOSES OF MAKING PRESENT VALUE CALCULATIONS, THE YIELD TO MATURITY OF A SIMILAR MATURITY U.S. TREASURY OBLIGATION ON THE PREPAYMENT DATE SHALL BE DEEMED THE DISCOUNT RATE. THE COST OF PREPAYMENT SHALL ALSO APPLY TO ANY PAYMENTS MADE AFTER ACCELERATION OF THE MATURITY OF THIS NOTE WHILE A FIXED RATE IS IN EFFECT. Except for the foregoing, Borrower may pay all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due and may result in Borrower making fewer payments.

LATE CHARGE. If a payment is 15 DAYS OR MORE LATE, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment

05-22-2001                      PROMISSORY NOTE                           PAGE 2
LOAN NO                           (CONTINUED)

OR $2.50, WHICHEVER IS GREATER.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender, (c) Any representation statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the [ILLEGIBLE] made or Furnished, (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy Of insolvency laws.
(e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender, (f) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes !he prospect of payment or performance of the Indebtedness is impaired.

LENDER'S RIGHTS. Upon default, Lender may, after giving such notices as required by applicable law, declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Note to 5,500 percentage points OVER the Index. The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (Including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. If judgment is entered in connection with this Note, interest will continue to accrue on this Note after judgment at the interest rate applicable to this Note at the time judgment is entered. THIS NOTE HAS BEEN DELIVERED TO LENDER END ACCEPTED BY LENDER IN THE COMMONWEALTH OF PENNSYLVANIA. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF LACKAWANNA COUNTY, THE COMMONWEALTH OF PENNSYLVANIA. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA.

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to. Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

FINANCIAL INFORMATION PROVISION. Borrower agrees to deliver any financial and other business information concerning Borrower that Lender may request from time to time, such as annual and interim financial statements (all of which shall be prepared in accordance with generally accepted accounting principles) and federal income tax returns.

YEAR 2000 COMPLIANCE. Borrower has reviewed the areas within its business and operations which could be adversely affected by, and has developed or is developing a program to address on a timely basis the risk that certain computer applications used by Borrower may be unable to recognize and perform properly date-sensitive functions involving dates prior to and after December 31, 1999 (the "Year 2000 Problem"). The Year 2000 Problem will not result, and is not reasonably expected to result, in any material adverse effect on the business, properties, assets, financial condition, results of operations or prospects of Borrower, or the ability of Borrower to duly and punctually pay or perform its obligations hereunder. [ILLEGIBLE] under the Related Documents.

CURE OF DEFAULT. The provisions of this Note entitled "Default" are hereby modified as follows: (i) in the case of a default specified in clause (a), Borrower shall have ten (10) days to cure such default; (ii) in the case of a default specified in clauses (b), (c) or (g), the Borrower shall have thirty
(30) days following written notice of such default from Lender to cure such default by remedying, discharging, removing or otherwise obviating the cause thereof; and (iii) in the case of a default specified in clause (e) because of the commencement of an involuntary proceeding against Borrower under any bankruptcy laws, a default shall result only if such proceeding is not dismissed or stayed within forty-five (45) days of the commencement thereof,

MODIFICATION OF CONFESSION OF JUDGMENT. Notwithstanding the attorney's commission provided for in the paragraph of this Note entitled "Confession of Judgment" (which is included in the warrant for purposes of establishing a sum certain), the amount of attorneys' fees that Lender may recover from Borrower shall not exceed the actual attorneys' fees incurred by Lender.

LINE OF CREDIT. This Note evidences a straight line of credit. Once the total amount of principal has been advanced, Borrower is not entitled to further loan advances. Advances under this Note may be requested orally by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantee of this Note or any other loan with Lender; or
(d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. If any portion of this Note is for any reason determined to be unenforceable, it will not affect the enforceability of any other provisions of this Note.

CONFESSION OF JUDGMENT. BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR THE PROTHONOTARY OR CLERK OF ANY COURT IN THE COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE, TO APPEAR AT ANY TIME FOR BORROWER AFTER A DEFAULT UNDER THIS NOTE, AND WITH OR WITHOUT COMPLAINT FILED, AS OF ANY TERM, CONFESS OR ENTER JUDGMENT AGAINST BORROWER FOR THE ENTIRE PRINCIPAL BALANCE OF THIS NOTE, ALL ACCRUED INTEREST, LATE CHARGES, AND ANY AND ALL AMOUNT EXPENDED OR ADVANCED BY LENDER RELATING TO ANY COLLATERAL SECURING THIS NOTE TOGETHER WITH INTEREST ON SUCH AMOUNTS, TOGETHER WITH COSTS OF SUIT, AND AN ATTORNEY'S COMMISSION OF TEN PERCENT (10%) OF THE UNPAID PRINCIPAL BALANCE AND ACCRUED INTEREST FOR COLLECTION, BUT IN ANY EVENT NOT LESS THAN FIVE HUNDRED DOLLARS ($500) ON WHICH JUDGMENT OR JUDGMENTS ONE OR MORE EXECUTIONS MAY ISSUE IMMEDIATELY; AND FOR SO DOING, THIS NOTE OR A COPY OF THIS NOTE VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT. THE AUTHORITY GRANTED IN THIS NOTE TO CONFESS JUDGMENT AGAINST BORROWER SHALL NOT BE EXHAUSTED BY ANY EXERCISE OF THAT AUTHORITY, BUT SHALL CONTINUE FROM TIME TO TIME AND

05-22-2001                      PROMISSORY NOTE                           PAGE 3
LOAN NO                           (CONTINUED)

AT ALL TIMES UNTIL PAYMENT IN FULL OF ALL AMOUNTS DUE UNDER THIS NOTE. BORROWER HEREBY WAIVES ANY RIGHT BORROWER MAY HAVE TO NOTICE OR TO A HEARING IN CONNECTION WITH ANY SUCH CONFESSION OF JUDGMENT, EXCEPT ANY NOTICE AND/OR HEARING REQUIRED UNDER APPLICABLE LAW WITH RESPECT TO EXECUTION OF THE JUDGMENT, AND STATES THAT EITHER A REPRESENTATIVE OF LENDER SPECIFICALLY CALLED THIS CONFESSION OF JUDGMENT PROVISION TO BORROWER'S ATTENTION OR BORROWER HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

THIS NOTE HAS BEEN SIGNED AND SEALED BY THE UNDERSIGNED.

BORROWER:

CELL & MOLECULAR TECHNOLOGIES, INC.

By: /s/ Fredrick B. Rolff,     (SEAL)
   -----------------------------
    FREDRICK B. ROLFF, CFO

 Variable Rate, Generic.        LASER PRO, Reg. U.S. Pat. a T.M. Off., Ver. 3.29
                                a(C) Concentrex 2001 All rights reserved.
                                [PA-D20 E3.29CELL MOL 1 LN C78.OVL]

                    CORPORATE RESOLUTION TO GRANT COLLATERAL


PRINCIPAL     LOAN DATE          MATURITY    LOAN NO          CALL     COLLATERAL         ACCOUNT        OFFICER   INITIALS
$720,000.00   05-23-2001                                                                                  69602

  References In the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER:   CELL & MOLECULAR TECHNOLOGIES, INC. (TIN:      LENDER:   PNC BANK, NATIONAL ASSOCIATION
            223512377}                                               201 PENN AVENUE
            580 MARSHALL STREET                                      SCRANTON, PA 18503
            PHILLIPSBURG, NJ 08865
GRANTOR:    CELL & MOLECULAR TECHNOLOGIES, INC.
            580 MARSHALL STREET
            PHILLIPSBURG, PA 08865

I, THE UNDERSIGNED SECRETARY OR ASSISTANT SECRETARY OF CELL & MOLECULAR TECHNOLOGIES, INC. (THE "CORPORATION"), HEREBY CERTIFY THAT the Corporation is organized and existing under and by virtue of the laws of the Commonwealth of Pennsylvania with its principal office at 580 MARSHALL STREET, PHILLIPSBURG, PA 08865.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held on 5/29/01, at which a quorum was present and voting, or by other duly authorized corporate action in lieu of a meeting, the following resolutions were adopted:

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

NAME                                     POSITION                                ACTUAL SIGNATURE
----                                     --------                                ----------------
FREDRICK B. ROLFF                           CFO                                   /s/ Fredrick B. Rolff
                                                                                      ------------------
                                                                                      Fredrick B. Rolff

acting for and on behalf of the Corporation and as its act and deed be, and he or she hereby is, authorized and empowered:

         GRANT SECURITY, To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to PNC BANK, NATIONAL ASSOCIATION ("Lender"), as security for the payment of any loans, any promissory notes, or any other or further indebtedness of CELL & MOLECULAR TECHNOLOGIES, INC. to Lender at any time owing, however the same may be evidenced, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered. The provisions of these Resolutions authorizing or relating to the pledge, mortgage, transfer, endorsement, hypothecation, granting of a security interest in, or in any way encumbering, the assets of the Corporation shall include, without limitation, doing so in order to lend collateral security for the indebtedness, now or hereafter existing, and of any nature whatsoever, of CELL & MOLECULAR TECHNOLOGIES, INC. to Lender. The Corporation has considered the value to itself of lending collateral in support of such indebtedness, and the Corporation represents to Lender that the Corporation is benefited by doing so.

         EXECUTE SECURITY DOCUMENTS. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be submitted by Lender, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which he or she may in his or her discretion deem reasonably necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

         FURTHER ACTS. To do and perform such other acts and things and to execute and deliver such other documents and agreements, including agreements waiving the right to a trial by jury and confessing judgment against the Corporation, as he or she may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that the Corporation will notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (a) change in the name of the Corporation, (b) change in the assumed business name(s) of the Corporation, (c) change in the management of the Corporation, (d) change in the authorized signer(s), (e) conversion of the Corporation to a new or different type of business entity, or
(f) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the name of the Corporation will take effect until after Lender has been notified.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of his or her revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the officer, employee, or agent named above is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite the name; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND SEAL ON MAY 23,2001 AND ATTEST THAT THE SIGNATURES SET OPPOSITE THE NAMES LISTED . ABOVE ARE THEIR GENUINE SIGNATURES.

                                              CERTIFIED TO AND ATTESTED BY:

                                              /s/ Thomas J. Livelli   (SEAL)

                                              /s/                     (SEAl)
                                              ______________________________

NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, it is advisable to have this certificate signed by a second Officer or Director of the Corporation.

LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver. 3,29a (C) Concentrex 2001 All rights reserved. [PA-C10C E3.29 F3.29 CELL MOLE. LN C68.OVL]

                               COMMERCIAL GUARANTY

PRINCIPAL          LOAN DATE        MATURITY      LOAN NO         CALL      COLLETERAL     ACCOUNT    OFFICER  INITIAL
                                                                                                       69602

        References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER:    CELL & MOLECULAR TECHNOLOGIES, INC.(TIN:         LENDER:    PNC BANK, NATIONAL ASSOCIATION
             223512377)                                                  201 PENN AVENUE
             580 MARSHALL STREET                                         SCRANTON, PA 18503
             PHILLIPSBURG, NJ 08865
Guarantor:   SENTIGEN HOLDING CORPORATION
             434 EAST COOPER STREET
             ASPEN, CO 81611

AMOUNT OF GUARANTY. The principal amount or this Guaranty Is Seven Hundred Twenty Thousand & 00/100 Dollars ($ 720,000.00).

CONTINUING GUARANTY. FOR GOOD AND VALUABLE CONSIDERATION, SENTIGEN HOLDING CORPORATION ("GUARANTOR") ABSOLUTELY AND UNCONDITIONALLY GUARANTEES AND PROMISES TO PAY TO PNC BANK, NATIONAL ASSOCIATION ("LENDER") OR ITS ORDER, IN LEGAL TENDER OF THE UNITED STATES OF AMERICA, THE INDEBTEDNESS [AS THAT TERM IS DEFINED BELOW) OF CELL & MOLECULAR TECHNOLOGIES, INC. ("BORROWER) TO LENDER ON THE TERMS AND CONDITIONS SET FORTH IN THIS GUARANTY. THE OBLIGATIONS OF GUARANTOR UNDER THIS GUARANTY ARE CONTINUING.

DEFINITIONS. The following words shall have the following meanings when used in this Guaranty:

         BORROWER. The word "Borrower" means CELL & MOLECULAR TECHNOLOGIES,
         INC..

         GUARANTOR. The word "Guarantor" means SENTIGEN HOLDING CORPORATION.

         GUARANTY. The word "Guaranty" means this Guaranty made by Guarantor for the benefit of Lender dated May 23, 2001.

         INDEBTEDNESS. The word "Indebtedness" is used in its most comprehensive sense and means and includes any and all of Borrower's liabilities, obligations, debts, and indebtedness to Lender, now existing or hereinafter incurred or created, including, without limitation, all loans, advances, interest, costs, debts, overdraft indebtedness, credit card indebtedness, lease obligations, other obligations, and liabilities of Borrower, or any of them, and any present or future judgments against Borrower, or any of them; and whether any such Indebtedness is voluntarily or involuntarily incurred, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined; whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or surety; whether recovery on the Indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever; and whether the Indebtedness arises from transactions which may be voidable on account of infancy, insanity, ultra vires, of otherwise.

         LENDER. The word "Lender" means PNC BANK, NATIONAL ASSOCIATION, its successors and assigns.

         RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

MAXIMUM LIABILITY. THE MAXIMUM LIABILITY OF GUARANTOR UNDER THIS GUARANTY SHALL NOT EXCEED AT ANY ONE TIME THE SUM OF THE PRINCIPAL AMOUNT OF $ 720,000.00, PLUS ALL INTEREST THEREON, PLUS ALL OF LENDER'S COSTS, EXPENSES, AND ATTORNEYS' FEES INCURRED IN CONNECTION WITH OR RELATING TO (A) THE COLLECTION OF THE INDEBTEDNESS, (B) THE COLLECTION AND SALE OF ANY COLLATERAL FOR THE INDEBTEDNESS OR THIS GUARANTY, OR (C) THE ENFORCEMENT OF THIS GUARANTY. ATTORNEYS' FEES INCLUDE, WITHOUT LIMITATION, ATTORNEYS' FEES WHETHER OR NOT THERE IS A LAWSUIT, AND IF THERE IS A LAWSUIT, ANY FEES AND COSTS FOR TRIAL AND APPEALS.

The above limitation on liability is not a restriction on the amount of the Indebtedness of Borrower to Lender either in the aggregate or at any one time. If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, the rights of Lender under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. The liability of Guarantor will be the aggregate liability of Guarantor under the terms of this Guaranty and any such other unterminated guaranties.

NATURE OF GUARANTY. Guarantor's liability under this Guaranty shall be open and continuous for so long as this Guaranty remains in force. Guarantor intends to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all lndebtedness within the limits set forth in the preceding section of this Guaranty. Accordingly, no payments made upon the Indebtedness will discharge or diminish the continuing liability of Guarantor in connection with any remaining portions of the Indebtedness or any of the Indebtedness which subsequently arises or is thereafter incurred or contracted.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have been performed in full. If Guarantor elects to revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be mailed to Lender, by certified mail, at the address of Lender listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to advances or new Indebtedness created after actual receipt by Lender of Guarantor's written revocation. For this purpose and without limitation, the term "new Indebtedness" does not include Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. This Guaranty will continue to bind Guarantor for all Indebtedness incurred by Borrower or committed by Lender prior to receipt of Guarantor's written notice of revocation, including any extensions, renewals, substitutions or modifications of the Indebtedness. All renewals, extensions, substitutions, and modifications of the Indebtedness granted after Guarantor's revocation, are contemplated under this Guaranty and, specifically will not be considered to be new Indebtedness. This Guaranty shall bind the estate of Guarantor as to Indebtedness created both before and after the death or incapacity of Guarantor, regardless of Lender's actual notice of Guarantor's death. Subject to the foregoing. Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty, A revocation received by Lender from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. IT IS ANTICIPATED THAT FLUCTUATIONS MAY OCCUR IN THE AGGREGATE AMOUNT OF INDEBTEDNESS COVERED BY THIS GUARANTY, AND IT IS SPECIFICALLY ACKNOWLEDGED AND AGREED BY GUARANTOR THAT REDUCTIONS IN THE AMOUNT OR INDEBTEDNESS, EVEN TO ZERO DOLLARS ($0.00), PRIOR TO WRITTEN REVOCATION OR THIS GUARANTY BY GUARANTOR SHALL NOT CONSTITUTE A TERMINATION OF THIS GUARANTY. THIS GUARANTY IS BINDING UPON GUARANTOR AND GUARANTOR'S HEIRS, SUCCESSORS AND ASSIGNS SO LONG AS ANY OF THE GUARANTEED INDEBTEDNESS REMAINS UNPAID AND EVEN THOUGH THE INDEBTEDNESS GUARANTEED MAY FROM TIME TO TIME BE ZERO DOLLARS ($0.00).

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, WITHOUT NOTICE OR DEMAND AND WITHOUT LESSENING GUARANTOR'S LIABILITY UNDER THIS GUARANTY, FROM TIME TO TIME: (A) PRIOR TO REVOCATION AS SET FORTH ABOVE, TO MAKE ONE OR MORE ADDITIONAL SECURED OR UNSECURED LOANS TO BORROWER, TO LEASE EQUIPMENT OR OTHER GOODS TO BORROWER, OR OTHERWISE TO EXTEND

05-23-2001                      COMMERCIAL GUARANTY                       PAGE 2
LOAN NO                             (CONTINUED)

ADDITIONAL CREDIT TO BORROWER; (b) TO ALTER, COMPROMISE, RENEW, EXTEND, ACCELERATE, OR OTHERWISE CHANGE ONE OR MORE TIMES THE TIME TOR PAYMENT OR OTHER TERMS OF THE INDEBTEDNESS OR ANY PART OR THE INDEBTEDNESS, INCLUDING INCREASES AND DECREASES OF THE RATE OF INTEREST ON THE INDEBTEDNESS; EXTENSIONS MAY BE REPEATED AND MAY BE FOR LONGER THAN THE ORIGINAL LOAN TERM; (c) TO TAKE AND HOLD SECURITY FOR THE PAYMENT OF THIS GUARANTY OR THE INDEBTEDNESS, AND EXCHANGE, ENFORCE, WAIVE, SUBORDINATE, FALL OR DECIDE NOT TO PERFECT, AND RELEASE ANY SUCH SECURITIES WITH OR WITHOUT THE SUBSTITUTION OF NEW COLLATERAL; (d) TO RELEASE, SUBSTITUTE, AGREE NOT TO SUE, OR DEAL WITH ANY ONE OR MORE OF BORROWERS SURETIES, ENDORSERS, OR OTHER GUARANTORS ON ANY TERMS OR IN ANY MANNER LENDER MAY CHOOSE; (e) TO DETERMINE HOW, WHEN AND WHAT APPLICATION OF PAYMENTS AND CREDITS SHALL BE MADE ON THE INDEBTEDNESS; (f) TO APPLY SUCH SECURITY AND DIRECT THE ORDER OR MANNER OF SALE THEREOF, INCLUDING WITHOUT LIMITATION, ANY NONJUDICIAL SALE PERMITTED BY THE TERMS OF THE CONTROLLING SECURITY AGREEMENT OR DEED OF TRUST, AS LENDER IN ITS DISCRETION MAY DETERMINE; (g) TO SELL, TRANSFER, ASSIGN, OR GRANT PARTICIPATIONS IN ALL OR ANY PART OF THE INDEBTEDNESS; AND (h) TO ASSIGN OR TRANSFER THIS GUARANTY IN WHOLE OR IN PART.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (a) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty;
(b) this Guaranty is executed at Borrower's request and not at the request of Lender; (c) Guarantor has full power, right and authority to enter into this Guaranty; (d) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (e) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (f) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present the financial condition of Guarantor as of the dates the financial information is provided; (g) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition; (h) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened;
(i) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (j) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (a) to continue lending money or to extend other credit to Borrower; (b) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations; (c) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (d) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (e) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (f) to pursue any other remedy within Lender's power; or (g) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

Guarantor also waives any and all rights or defenses arising by reason of (a) any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion [ILLEGIBLE] any foreclosure action, either judicially or by exercise of a power of sale; (b) any election of remedies by Lender which destroys or otherwise advers[ILLEGIBLE] affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (c) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower's liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (d) any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness; (e) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced there is outstanding Indebtedness of Borrower to Lender which is not barred by any applicable statute of limitations; or (f) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the Indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of enforcement of this Guaranty.

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

LENDER'S RIGHT OF SETOFF. In addition to all liens upon and rights of setoff against the moneys, securities or other property of Guarantor given to Lender by law, Lender shall have, with respect to Guarantor's obligations to Lender under this Guaranty and to the extent permitted by law, a contractual security interest in and a right of setoff against, and Guarantor hereby assigns, conveys, delivers, pledges, and transfers to Lender all of Guarantor's right, title and interest in and to, all deposits, moneys, securities and other property of Guarantor now or hereafter in the possession of or on deposit with Lender, whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding however all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to Guarantor. No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender or by any neglect to exercise such right of setoff or to enforce such security interest or by any delay in so doing. Every right of setoff and security interest shall continue in full force and effect until such right of setoff or security interest is specifically waived or released by an instrument in writing executed by Lender.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be prior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness, If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender

05-23-2001                        COMMERCIAL GUARANTY                     PAGE 3
LOAN NO                               (CONTINUED)

hereby is authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

         AMENDMENTS. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         APPLICABLE LAW. This Guaranty has been delivered to Lender and accepted by Lender in the Commonwealth of Pennsylvania. If there is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of LACKAWANNA County, Commonwealth of Pennsylvania. Lender and Guarantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Guarantor against the other. This Guaranty shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         ATTORNEYS' FEES; EXPENSES. Guarantor agrees to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

         NOTICES. All notices required to be given by either party to the other under this Guaranty shall be in writing, may be sent by telefacsimile (unless otherwise required by law), and, except for revocation notices by Guarantor, shall be effective when actually delivered or when deposited with a nationally recognized overnight courier, or when deposited in the United States mail, first class postage prepaid, addressed to the party to whom the notice is to be given at the address shown above or to such other addresses as either party may designate to the other in writing. All revocation notices by Guarantor shall be in writing and shall be effective only upon delivery to Lender as provided above in the section titled "DURATION OF GUARANTY." If there is more than one Guarantor, notice to any Guarantor will constitute notice to all Guarantors. For notice purposes, Guarantor agrees to keep Lender informed at all times of Guarantor's current address.

         INTERPRETATION. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and,"Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent jurisdiction finds any provision of this Guaranty to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable. If any one or more of Borrower or Guarantor are corporations or partnerships, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, or agents acting or purporting to act on their behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

         WAIVER. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

MODIFICATION OF CONFESSION OF JUDGMENT. Notwithstanding the attorney's commission provided for in the paragraph of this Note entitled "Confession of Judgment" (which is included in the warrant lor purposes of establishing a sum certain), the amount of attorneys' fees that Lender may recover from Borrower shall not exceed the actual attorneys' fees incurred by Lender.

CONFESSION OF JUDGMENT. GUARANTOR HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR THE PROTHONOTARY OR CLERK OF ANY COURT IN THE COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE, TO APPEAR AT ANY TIME FOR GUARANTOR AFTER A DEFAULT UNDER THIS GUARANTY, AND WITH OR WITHOUT COMPLAINT FILED, AS OF ANY TERM, CONFESS OR ENTER JUDGMENT AGAINST GUARANTOR FOR THE ENTIRE PRINCIPAL BALANCE OF THIS GUARANTY, ALL ACCRUED INTEREST, LATE CHARGES, AND ANY AND ALL AMOUNTS EXPENDED OR ADVANCED BY LENDER RELATING TO ANY COLLATERAL SECURING THE INDEBTEDNESS TOGETHER WITH INTEREST ON SUCH AMOUNTS, TOGETHER WITH COSTS OF SUIT, AND AN ATTORNEY'S COMMISSION OF TEN PERCENT (10%) OF THE UNPAID PRINCIPAL BALANCE AND ACCRUED INTEREST FOR COLLECTION, BUT IN ANY EVENT NOT LESS THAN FIVE HUNDRED DOLLARS ($500) ON WHICH JUDGMENT OR JUDGMENTS ONE OR MORE EXECUTIONS MAY ISSUE IMMEDIATELY; AND FOR SO DOING, THIS GUARANTY OR A COPY OF THIS GUARANTY VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT. THE AUTHORITY GRANTED IN THIS GUARANTY TO CONFESS JUDGMENT AGAINST GUARANTOR SHALL NOT BE EXHAUSTED BY ANY EXERCISE OF THAT AUTHORITY, BUT SHALL CONTINUE FROM TIME TO TIME AND AT ALL TIMES UNTIL PAYMENT IN FULL OF ALL AMOUNTS DUE UNDER THIS GUARANTY. GUARANTOR HEREBY WAIVES ANY RIGHT GUARANTOR MAY HAVE TO NOTICE OR TO A HEARING IN CONNECTION WITH ANY SUCH CONFESSION OF JUDGMENT, EXCEPT ANY NOTICE AND/OR HEARING REQUIRED UNDER APPLICABLE LAW WITH RESPECT TO EXECUTION OF THE
JUDGMENT, AND STATES THAT EITHER A REPRESENTATIVE OF LENDER SPECIFICALLY CALLED THIS CONFESSION OF JUDGMENT PROVISION TO GUARANTOR'S ATTENTION OR GUARANTOR HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY." NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED MAY 23, 2001.

05-23-2001                      COMMERCIAL GUARANTY                       PAGE 4
LOAN NO                             (CONTINUED)

THIS GUARANTY HAS BEEN SIGNED AND SEALED BY THE UNDERSIGNED.

GUARANTOR:

SENTIGEN HOLDING CORPORATION

By:/s/Joseph K. Pagano     (SEAL)
   ------------------------------
   JOSEPH K. PAGANO, CHAIRMAN OF BOARD

                            CORPORATE ACKNOWLEDGMENT

                                            JOHN MARK HOPKINS
STATE OF NEW YORK        )          Notary Public, State of New York
                         )SS                 No. 01HO5025754
                                      Qualified in New York County
COUNTY OF NEW YORK       )          Commission Expires April 4, 2002.

On this 29th day of May, 2001, before me, the undersigned Notary Public, personally appeared JOSEPH A. PAGANO, CHAIRMAN OF BOARD of SENTIGEN HOLDING CORPORATION, and known to me to be an authorized agent of the corporation that executed the Commercial Guaranty and acknowledged the Guaranty to be the free and voluntary act and deed of the corporation, by authority of its Bylaws or by resolution of its board of directors, for the uses and purposes therein mentioned, and on oath slated that he or she is authorized to execute this Guaranty and in fact executed the Guaranty on behalf of the corporation.

By   John Mark Hopkins                                 RESIDING AT 37 EAST 64 ST, NYC 10021
    -------------------
NOTARY PUBLIC IN AND FOR THE STATE OF NEW YORK         MY COMMISSION EXPIRES     4/4/2002

LASER PRO, Reg. U.S. Pat & T.M. Off., Ver. 3.29a (C) Concentrex 2001 All rights Reserved. [PA-E20A E3. 29 F3.29 CELL MOLE. LN C68.ovl]

                        CORPORATE RESOLUTION TO GUARANTEE

PRINCIPAL        LOAN DATE  MATURITY    LOAN NO   CALL   COLLATERAL     ACCOUNT    OFFICER   INITIALS
$720,000.00     05-23-2001                                                          69602   [ILLEGIBLE]

  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER:   CELL & MOLECULAR TECHNOLOGIES, INC. (TIN:      LENDER:   PNC BANK, NATIONAL ASSOCIATION
            223512377)                                               201 PENN AVENUE
            580 MARSHALL STREET                                      SCRANTON, PA 18503
            PHILLIPSBURG,NJ 08865

GUARANTOR:  SENTIGEN HOLDING CORPORATION
            434 EAST COOPER STREET
            ASPEN, CO 81611

I, THE UNDERSIGNED SECRETARY OR ASSISTANT SECRETARY OF SENTIGEN HOLDING CORPORATION (THE "CORPORATION"), HEREBY CERTIFY THAT the Corporation is organized and existing under and by virtue of the laws of the State of Colorado with its principal office at 434 EAST COOPER STREET, ASPEN, CO 81611.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held on 5/29/01, at which a quorum was present and voting, or by other duly authorized corporate action in lieu of a meeting, the following resolutions were adopted:

BE IT RESOLVED, that ANY ONE (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

     NAME                       POSITION                     ACTUAL SIGNATURE
    -----                       --------                     ----------------
JOSEPH K. PAGANO           CHAIRMAN OF BOARD               /s/ Joseph K. Pagano

acting for and on behalf of the Corporation and as its act and deed be, and he or she hereby is, authorized and empowered:

         GUARANTY. To guarantee or act as surety for loans or other financial accommodations to CELL & MOLECULAR TECHNOLOGIES, INC. from PNC BANK, NATIONAL ASSOCIATION ("Lender") on such guarantee or surety terms as may be agreed upon between the officers or employees of this Corporation and Lender and in such sum or sums of money as in his or her judgment should be guaranteed or assured, not exceeding, however, at any one time the amount of SEVEN HUNDRED TWENTY THOUSAND & 00/100 DOLLARS ($ 720,000.00), in addition to such sum or sums of money as may be currently guaranteed by the Corporation to Lender (the "Guaranty").

         GRANT SECURITY. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the Guaranty, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered. The provisions of these Resolutions authorizing or relating to the pledge, mortgage, transfer, endorsement, hypothecation, granting of a security interest in, or in any way encumbering, the assets of the Corporation shall include, without limitation, doing so in order to lend collateral security for the indebtedness, now or hereafter existing, and of any nature whatsoever, of CELL & MOLECULAR TECHNOLOGIES, INC. to Lender. The Corporation has considered the value to itself of lending collateral in support of such indebtedness, and the Corporation represents to Lender that the Corporation is benefited by doing so.

         EXECUTE SECURITY DOCUMENTS. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be submitted by Lender, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which he or she may in his or her discretion deem reasonably necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

         FURTHER ACTS. To do and perform such other acts and things and to execute and deliver such other documents and agreements, INCLUDING AGREEMENTS WAIVING THE RIGHT TO A TRIAL BY JURY AND CONFESSING JUDGMENT AGAINST THE CORPORATION, as he or she may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that the Corporation will notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (a) change in the name of the Corporation, (b) change in the assumed business name(s) of the Corporation, (c) change in the management of the Corporation,, (d) change in the authorized signer(s), (e) conversion of the Corporation to a new or different type of business entity, or
(f) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the name of the Corporation will take effect until after Lender has been notified.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of his or her revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the officer, employee, or agent named above is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite the name; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

                        CORPORATE RESOLUTION TO GUARANTEE

PRINCIPAL      LOAN DATE      MATURITY    LOAN NO   CALL    COLLATERAL    ACCOUNT    OFFICER   INITIALS
$720,000.00     05-23-2001                                                            69602      JKP

  References in the shaded area are for Lander's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER:   CELL & MOLECULAR TECHNOLOGIES, INC. (TIN:      LENDER:   PNC BANK, NATIONAL ASSOCIATION
            223512377)                                               201 PENN AVENUE
            580 MARSHALL STREET                                      SCRANTON, PA 18503
            PHILLIPSBURG, NJ 08865

GUARANTOR:  SENTIGEN HOLDING CORPORATION
            434 EAST COOPER STREET
            ASPEN, CO 81611

I, THE UNDERSIGNED SECRETARY OR ASSISTANT SECRETARY OF SENTIGEN HOLDING CORPORATION (THE "CORPORATION"), HEREBY CERTIFY THAT the Corporation is organized and existing under and by virtue of the laws of the State of Colorado with its principal office at 434 EAST COOPER STREET, ASPEN, CO 81611.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held on 5/29/01, at which a quorum was present and voting, or by other duly authorized corporate action in lieu of a meeting, the following resolutions were adopted:

BE IT RESOLVED, that ANY ONE (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

      NAME                                    POSITION                       ACTUAL SIGNATURE
---------------                           ----------------                   ----------------
JOSEPH K. PAGANO                          CHAIRMAN OF BOARD                /s/ Joseph K. Pagano

acting for and on behalf of the Corporation and as its act and deed be, and he or she hereby is, authorized and empowered:

         GUARANTY. To guarantee or act as surety for loans or other financial accommodations to CELL & MOLECULAR TECHNOLOGIES, INC. from PNC BANK, NATIONAL ASSOCIATION ("Lender") on such guarantee or surety terms as may be agreed upon between the officers or employees of this Corporation and Lender and in such sum or sums of money as in his or her judgment should be guaranteed or assured, not exceeding, however, at any one time the amount of SEVEN HUNDRED TWENTY THOUSAND & 00/100 DOLLARS ($ 720,000.00), in addition to such sum or sums of money as may be currently guaranteed by the Corporation to Lender (the "Guaranty").

         GRANT SECURITY. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the Guaranty, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered. The provisions of these Resolutions authorizing or relating to the pledge, mortgage, transfer, endorsement, hypothecation, granting of a security interest in, or in any way encumbering, the assets of the Corporation shall include, without limitation, doing so in order to lend collateral security for the indebtedness, now or hereafter existing, and of any nature whatsoever, of CELL & MOLECULAR TECHNOLOGIES, INC. to Lender. The Corporation has considered the value to itself of lending collateral in support of such indebtedness, and the Corporation represents to Lender that the Corporation is benefited by doing so.

         EXECUTE SECURITY DOCUMENTS. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be submitted by Lender, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which he or she may in his or her discretion deem reasonably necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

         FURTHER ACTS. To do and perform such other acts and things and to execute and deliver such other documents and agreements, INCLUDING AGREEMENTS WAIVING THE RIGHT TO A TRIAL BY JURY AND CONFESSING JUDGMENT AGAINST THE CORPORATION, as he or she may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that the Corporation will notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (a) change in the name of the Corporation, (b) change in the assumed business name(s) of the Corporation, (c) change in the management of the Corporation,, (d) change in the authorized signer(s), (e) conversion of the Corporation to a new or different type of business entity, or
(f) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the name of the Corporation will take effect until after Lender has been notified.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of his or her revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY that the officer, employee, or agent named above is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite the name; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND SEAL ON MAY 23, 2001 AND ATTEST THAT THE SIGNATURES SET OPPOSITE THE NAMES LISTED ABOVE ARE THEIR GENUINE SIGNATURES.

                                    CERTIFIED TO AND ATTESTED BY:
                                    /s/ Frederick B. Rolff   (SEAL)
                                    /s/ Thomas J. Livelli    (SEAL)
NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions is one of the signing officers, it is advisable to have this certificate signed by a second Officer or Director of the Corporation.

LASER PRO,Reg. U.S. Pat. & T.M. Off., Ver. 3.29a (C) Concentrex 2001 All rights reserved. [PA-C1OB E3.29F3.29 CELL MOLE.LN C68.OVL]